UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8th , 2015

SOLEIL CAPITAL L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-16075	45-1740641
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation.)		Identification No.)

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	( ) -

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.

below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On May 29, 2015, Soleil Capital LP, a Delaware limited partnership (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Kevin Frija (the “Purchaser”) for the private placement (the “Private Placement”) of up to 50,000,000 common units representing limited partnership interest of the Company (the “Common Units”).

The Private Placement is expected to occur in multiple tranches. For the first tranche, on June 4, 2015, the Company issued 10,000,000 shares of its Common Units to the Purchaser at a purchase price of $0.01 per share, resulting in gross proceeds of $100,000 to the Company. In subsequent tranches, the Purchaser will purchase an additional 40,000,000 Common Units. The Company expects to receive gross proceeds of $400,000 in the aggregate upon the closing of the subsequent tranches of the Private Placement, which is expected to begin July 2015 and be completed by September, 2016. No placement agent participated in the Private Placement.

In connection with the Securities Purchase Agreement, the Company has named Kevin Frija chief Executive officer and chairman of the board of directors of the Company and as a manager of the Company’s general partner, Soleil Capital Management LLC. Contemporaneous with Mr. Frija’s appointment as chief Executive officer and chairman of the board of Directors, the Company’s current chief executive officer and chairman of the board of directors, Messrs. Jon Pan and Greg Pan, respectively, have agreed to resign from their respective positions. Mr. Greg Pan will continue to serve as a member of the board of directors of the Company and as a manager of the Company’s general partner, Soleil Capital Management LLC and Mr. Jon Pan will continue to serve as a consultant to the Company. In consideration and as severance, for Mr. Pan’s resignation as chief executive officer, the Company has entered into a Severance agreement (the “Securities Purchase Severance Agreement’) wherein the Company agreed to grant Mr. Pan the right to purchase 10,000,000 of the Company’s Common Units, at a price of $0.01 per share.

The foregoing is only a brief description of the material terms of the Securities Purchase Agreement and Severance Agreement which is attached hereto as Exhibit 10.1 and 10.2 respectively and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to such exhibits.

Item 3.02     Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. All of the Common Units described in this Current Report on Form 8-K are being offered and sold to an accredited investor in reliance upon exemptions from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 5.01 Changes in Control of Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Mr. Kevin Frija, 42 was appointed as chief executive officer and the chairman of the board of directors of the Company on June 5th, 2015. Prior to Joining the Company and from June 2009, through March 2014, Mr. Frija served as chief executive officer and chairman of the board of directors, of Vapor Corp. and from June 2009, through February 2013, Mr. Frija also served as president of Vapor Corp, a company Mr. Frija grew from $1million in sales to $25million and oversaw the up listing from the pink sheets to the NASDAQ. He has over 25 years of experience, particularly in the areas of sourcing, manufacturing, supply chain management, marketing, advertising, and licensing. Prior to Mr. Frija’s involvement in Vapor Corp., he operated In Gear fashions , Inc. (“Ingear”), a swim and resort wear company based in Miami, Florida. Mr. Frija currently and on a limited basis assists Ingear in a managerial capacity. We believe Mr. Frija’s past experience as chief executive officer and chairman of the board of directors of Vapor Corp. and his experience in the areas of sourcing, manufacturing, supply chain management, marketing and advertising will be valuable to the development and growth of our Company.

Directorships

Mr. Frija was a member of the Board of Directors of Vapor Corp.

Family Relationships

There are no familial relationships between Mr. Frija and any other members of the board of directors or executive officers of the Company. Greg Pan a manager of our general partner and our former chairman of our board of directors is the father of our outgoing chief executive officer and director Jon Pan.

Transactions with Related Persons, Promoters and Certain Control Persons

Other than the transaction as described herein, We have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds the lesser of $120,000 or one percent of our average total assets for the last two fiscal years, to our knowledge, with Mr. Frija.

There are presently no material plans, contracts or arrangements (whether or not written) that provide for any grant or award to Mr. Frija.

Item 7.01 Regulation FD Disclosure.

On June 8, 2015, the Company issued a press release announcing the Private Placement and Mr. Frija’s appointment as CEO and Chairman of the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 of this report.

The information under Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based upon the Company’s current expectations, speak only as of the date hereof and are subject to change.  All statements, other than statements of historical fact included in this Current Report on Form 8-K, are forward-looking statements.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “goal,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, the amount and use of proceeds the Company expects to receive from the Private Placement and the closing of the subsequent tranche of the Private Placement. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially and adversely from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and in other filings with the Securities and Exchange Commission.  The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report.

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated May 29, 2015 between the Company and Kevin Frija
10.2	Securities Purchase Severance Agreement, dated June 1, 2015 between company and Mr. Pan
99.1	Press Release, dated June 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLEIL CAPITAL L.P.

	By:	Soleil Capital Management LLC, its general partner

Date: June 8th, 2015		/s/ Kevin Frija
Name: Kevin Frija
Title: CEO